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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

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                                   FORM 8-K


                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

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         Date of Report (Date of earliest event reported):  May 8, 2002


                       NEW YORK COMMUNITY BANCORP, INC.
              (Exact name of registrant as specified in charter)


    DELAWARE                         0-22278                     06-1377322
(State or other                    (Commission                 (IRS Employer
jurisdiction of                    File Number)              Identification No.)
 incorporation)


                 615 MERRICK AVENUE, WESTBURY, NEW YORK 11590
         (Address of principal executive offices, including zip code)


      Registrant's telephone number, including area code: (516) 683-4100


                                NOT APPLICABLE
         (Former name or former address, if changed since last report)




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ITEMS 1, 2, 3, 4, 6, 8 AND 9.  NOT APPLICABLE.


ITEM 5.     OTHER EVENTS.
            ------------

      On April 22, 2002, New York Community Bancorp, Inc. (the "Company") filed a Registration Statement on Form S-3 (Commission File No. 333-86682) (the
"Registration Statement") with the Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "Act") to enable the Company to periodically offer and sell, individually or in any combination, common stock, debt securities, trust preferred securities, warrants to purchase common stock and units (a combination of warrants to purchase common stock and trust preferred securities) up to a total value of $400,000,000, subject to market conditions and the Company's capital needs. On April 29, 2002, the Company amended the Registration Statement by filing a preliminary prospectus supplement with respect to the offering of up to 5,865,000 shares of the Company's common stock (including 765,000 shares to cover the underwriters' over-allotment option). The Registration Statement was declared effective by the SEC on May 8, 2002.

      On May 8, 2002, the Company entered into an underwriting agreement (the "Underwriting Agreement") with Lehman Brothers Inc., Salomon Smith Barney Inc., Sandler O'Neill & Partners, L.P., Advest, Inc., Janney Montgomery Scott LLC and Keefe, Bruyette & Woods, Inc. (collectively, the "Underwriters") for the public offering of up to 5,865,000 shares of the Company's common stock pursuant to the Registration Statement. On May 9, 2002, the Company filed with the SEC, pursuant to Rule 424 (b)(5) under the Act, a definitive prospectus supplement setting forth, among other things, the public offering price and other terms of the offering as set forth in the Underwriting Agreement. In connection with the execution of the Underwriting Agreement and the filing of the definitive prospectus supplement with the SEC, the Company is filing this Report on Form 8-K in order to file the Underwriting Agreement as Exhibit 1(c) to the Registration Statement. Exhibit 1(c) supplements the Registration Statement, as amended, and is incorporated by reference therein and herein. Also attached hereto as Exhibits 99(a), 99(b) and 99(c), respectively, are press releases issued by the Company on May 8, 2002, May 9, 2002 and May 14, 2002, regarding the pricing of the offering of its common stock, the exercise by the Underwriters of their over-allotment option and the consummation of the offering of the Company's common stock, pursuant to the Underwriting Agreement.


ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS
            ---------------------------------

      (a)   Financial statements of businesses acquired.

            Not applicable

      (b)   Pro forma financial information.

            Not applicable


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      (c)   Exhibits

            Exhibit 1(c)  Underwriting Agreement
            Exhibit 99(a) Press Release of the Company, dated May 8, 2002
            Exhibit 99(b) Press Release of the Company, dated May 9, 2002
            Exhibit 99(c) Press Release of the Company, dated May 14, 2002















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                                  SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    NEW YORK COMMUNITY BANCORP, INC.


                                    By:   /s/ Joseph R. Ficalora
                                          ------------------------------------
                                          Joseph R. Ficalora
                                          President and Chief Executive Officer

Date: May 20, 2002














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                                 EXHIBIT INDEX
                                 -------------


Exhibit No.             Description
-----------             -----------

1(c)                    Underwriting Agreement
99(a)                   Press Release of the Company, dated May 8, 2002
99(b)                   Press Release of the Company, dated May 9, 2002
99(c)                   Press Release of the Company, dated May 14, 2002

















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